UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 16, 2012

Cymer, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-21321	33-0175463
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17075 Thornmint Court San Diego, California		92127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (858) 385-7300

[N/A]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 16, 2012, Cymer, Inc., a Nevada corporation (the “Company”), entered into the Agreement and Plan of Merger (the “Merger Agreement”) by and among (i) ASML Holding N.V., a Netherlands public limited liability company (naamloze vennootschap) (“Parent”), (ii) solely for purposes of Article II, Article IV, Article VI and Article X, ASML US Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Holdco”), and Kona Technologies, LLC, a Nevada limited liability company and a wholly owned subsidiary of Holdco (“Merger Sub 2”), (iii) Kona Acquisition Company, Inc., a Nevada corporation and a wholly owned subsidiary of Holdco (“Merger Sub”), and (iv) the Company. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), and immediately thereafter, the Company will be merged with and into Merger Sub 2.

Subject to the terms and conditions of the Merger Agreement, upon consummation of the Merger, each outstanding share of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”), will be converted into the right to receive (i) $20.00 in cash, without interest, and (ii) 1.1502 ordinary shares, nominal value EUR 0.09 per share, of ASML (the “ASML Shares”) (collectively the “Merger Consideration”).

Upon consummation of the Merger, each option to acquire shares of Company Common Stock that has vested will be converted into an amount in cash for each share of Company Common Stock underlying such option equal to the excess, if any, of (i) $20.00 plus (ii) the product of (A) 1.1502 and (B) the average closing price of Parent Shares for the five trading days ending on the third trading day immediately preceding the Closing Date (the “Parent Share Price”), less (iii) the per share exercise price of such option. Each unvested option to purchase Company Common Stock will be assumed by ASML and converted into an option to purchase a number of Parent Shares equal to the number of shares of Company Common Stock subject to such option multiplied by the sum of (i) 1.1502 plus (ii) (A) $20.00 divided by (B) Parent Share Price (the “Stock Award Exchange Ratio”), and the exercise price for each Parent Share underlying such option will be equal to the existing exercise price per share of Company Common Stock divided by the Stock Award Exchange Ratio.

Upon consummation of the Merger, each restricted stock unit of the Company that has vested will be converted into the right to receive the Per Share Merger Consideration. Each unvested restricted stock unit of the Company will be assumed by ASML and converted into a number of ASML restricted stock units equal to the Stock Award Exchange Ratio.

The Company and ASML have made customary representations, warranties and covenants in the Merger Agreement for transactions of this type. Subject to certain exceptions, the Company is required, among other things, to conduct its business in the ordinary course in all material respects during the interim period between the execution of the Merger Agreement and the consummation of the Merger. The

Company has also agreed not to solicit alternative transactions or, subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any alternative transaction. In addition, the Company and ASML have further agreed to use their reasonable best efforts to obtain governmental and regulatory approvals including preparing filings and submissions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, certain foreign merger control laws and a joint filing with the Committee on Foreign Investments in the United States (“CFIUS”), subject to specified limitations. The Merger Agreement also contains customary covenants that, subject to certain exceptions relating to a Superior Acquisition Proposal or Intervening Event (as such terms are defined in the Merger Agreement), require the Company to call and hold a special stockholders’ meeting to adopt the Merger Agreement and recommend to its stockholders the adoption of the Merger Agreement.

Completion of the Merger is subject to certain conditions, including, among others: (i) adoption of the Merger Agreement by the Company’s stockholders, (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) receipt of certain consents and approvals from competition regulators in other jurisdictions, (iv) CFIUS approval, (v) the absence of any governmental order, law, or legal restraint prohibiting the consummation of the Merger, (vi) the registration statement on Form F-4 used to register the ASML Shares to be issued as consideration for the Merger having been declared effective by the Securities and Exchange Commission (the “SEC”), and (vii) the listing of the ASML Shares to be issued to the Company’s stockholders in the Merger on NASDAQ having been authorized. The obligation of each party to consummate the Merger is also conditioned upon the accuracy of the other party’s representations and warranties, the absence of a material adverse effect, and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement contains certain termination rights for both the Company and ASML, including if the Merger is not consummated on or before July 16, 2013 (subject to extension to October 16, 2013) and if the approval of the Company’s stockholders is not obtained. Subject to certain conditions, the Company may terminate the Merger Agreement prior to stockholder approval of the Merger in the event of an Intervening Event or to enter into a transaction resulting from Superior Acquisition Proposal, in each case, if the Company’s board of directors determines in good faith, after consultation with, and taking into account the advice of, its outside financial advisors and outside legal counsel, such event is an Intervening Event or that such acquisition proposal constitutes a Superior Acquisition Proposal. The Merger Agreement further provides that, in connection with termination of the Merger Agreement under specified circumstances, the Company may be required to pay to ASML a termination fee of $75 million.

The foregoing description of the Merger Agreement is not a complete description of all of the parties’ rights and obligations under the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company ASML or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, ASML or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or ASML. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company or ASML and their respective subsidiaries that the respective companies include in reports, statements, and other filings they make with the SEC.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 16, 2012, the Company’s board of directors adopted an amendment to the Company’s Bylaws. The amendment inserts a new Article 35 that states “The provisions of the “Acquisition of Controlling Interest” statutes set forth in Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes shall not apply to any acquisition of any shares of common stock or other equity interests of the corporation by ASML Holding N.V., a Netherlands public limited company (naamloze vennootschap) (“Parent”), ASML US Inc., a Delaware corporation (“Holdco”), Kona Acquisition Company, Inc., a Nevada corporation (“Merger Sub”), or Kona Technologies, LLC, a Nevada limited liability company (“Merger Sub 2”), and their respective permitted assigns, pursuant to the Agreement and Plan of Merger, dated October 16, 2012, by and among the corporation, Parent, Holdco, Merger Sub and Merger Sub 2, and the transactions contemplated thereby.” Pursuant to the terms of the Company board of director’s resolutions, the foregoing amendment will become effective immediately prior to the consummation of the Merger.

Item 8.01 Other Events

On October 17, 2012, the Company and ASML issued a joint press release relating to entering into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to the Company or ASML, the management of either such entity or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. The Company and ASML undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the industries in which the Company and ASML operate, including the expected development of EUV technologies, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) the Company and ASML may be unable to obtain stockholder or regulatory approvals required for the merger; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of the Company and ASML; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by the Company and ASML.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company and ASML described in their respective Annual Reports on Form 10-K or Form 20-F, as applicable, Quarterly Reports on Form 10-Q, as applicable, and other documents filed from time to time with the SEC.

Important Information for Investors and Stockholders

This Communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed acquisition of the Company by ASML will be submitted to the stockholders of the Company for their consideration. In connection therewith, ASML will file a registration statement on Form F-4 with the SEC that will include a proxy statement of the Company and a prospectus of ASML. The Company and ASML also plan to file other documents with the SEC regarding the proposed transaction. THE COMPANY URGES INVESTORS AND SECURITY HOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN

IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Copies of the proxy statement/prospectus and other documents containing important information about the Company and ASML, once such documents are filed with the SEC, through the website maintained by the SEC (http://www.sec.gov). Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.Cymer.com under the heading “Investors” and then under “SEC Filings.” or by contacting the Company’s Investor Relations Department at 17075 Thornmint Court, San Diego, CA, 92127, 858-385-6097. Copies of the documents filed with the SEC by ASML will be available free of charge on ASML’s website at www.ASML.com under the heading “Investors” and then under “SEC Filings” or by contacting ASML’s Investor Relations Department at De Run 6501, 5504 DR Veldhoven, P.O. Box 324, 5500 AH Veldhoven, The Netherlands 480-383-3949.

The Company and ASML and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 11, 2012. Information about the directors and executive officers of ASML and their ownership of ASML common stock is set forth in the ASML Annual Report for the fiscal year ended December 31, 2011, as filed with the SEC on Form 20-F on February 14, 2012. Additional information regarding the interests of those persons and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger among Cymer, Inc., ASML Holding N.V., ASML US Inc., Kona Acquisition Company, Inc. and Kona Technologies, LLC dated as of October 16, 2012.

3.1	Text of Amendment to the Bylaws of Cymer, Inc.

99.1	Joint Press release issued by Cymer, Inc. and ASML Holding N.V. dated October 17, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cymer, Inc.

By	/s/ Paul Bowman
Name:	Paul Bowman
Title:	Senior Vice President, Chief Financial Officer and Secretary

Date: October 16, 2012

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger among Cymer, Inc., ASML Holding N.V., ASML US Inc., Kona Acquisition Company, Inc. and Kona Technologies, LLC dated as of October 16, 2012.

3.1	Text of Amendment to the Bylaws of Cymer, Inc.

99.1	Joint Press release issued by Cymer, Inc. and ASML Holding N.V. dated October 17, 2012.